Exhibit 10.5

                                                          Conformed Copy




                         ITHACA INDUSTRIES, INC.

            1997 Stock Option Plan For Non-Employee Directors



            Ithaca Industries, Inc., a Delaware corporation (the "Company"), hereby formulates and adopts the following Stock Option Plan (the "Plan") for non-employee directors of the Company.

            1. PURPOSE. The purpose of the Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of shares of common stock, par value $.01 per share, of the Company (the "Shares") by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors.

            2.    ADMINISTRATION.

                  (a) The Plan is intended to be a self-governing formula plan. To this end, the Plan requires minimal discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board of Directors of the Company (the "Board of Directors").

                  (b) Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determination of the Board of Directors shall be conclusive.

            3.    COMMON STOCK SUBJECT TO OPTIONS.

                  (a) Subject to the adjustment provisions of Paragraph 23 below, a maximum of 45,000 Shares may be made subject to options granted under the Plan (each an "Option"). If, and to the extent that, Options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new Options may be granted in respect of the Shares covered by such terminated, expired or canceled Options. The granting and terms of such new Options shall comply in all respects with the provisions of the Plan.

                  (b) Shares issued upon the exercise of any Option granted under the Plan may be authorized and unissued Shares or issued Shares held in the Company's treasury or both. There shall be reserved at all times for sale under the Plan a number of Shares, of either authorized and unissued Shares, Shares held in the






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Company's treasury, or both, equal to the maximum number of Shares which may be purchased pursuant to Options granted or that may be granted under the Plan.

            4. INDIVIDUALS ELIGIBLE. Only directors of the Company who are not employees of the Company or any affiliate of the Company ("Outside Directors") shall participate in the Plan.

            5. GRANT OF OPTIONS. A director receiving an Option pursuant to the Plan is hereinafter referred to as an "Optionee."

                  (a) On the Effective Date (as defined in Section 27(a) hereof) the compensation committee of the Board approved the grant to each person who was an Outside Director on the Effective Date of an Option to purchase 1,500 Shares on the Effective Date on terms and conditions consistent with those contained herein. Such Options shall be subject to the terms and provisions of the Plan.

                  (b) Each person who is an Outside Director on the date immediately after each of the Company's annual meetings of its stockholders occurring after the Effective Date and during the term of the Plan and after approval by the Board of the Plan will receive, on such date (the "Annual Grant Date"), an Option to purchase 1,500 Shares; PROVIDED, HOWEVER, that if on such Annual Grant Date the Company's equity securities are listed on a national securities exchange, such Options will be granted only if the Plan has been approved by the stockholders of the Company prior to such Annual Grant Date.

            6. TYPE OF OPTIONS. All Options granted under the Plan shall be "nonqualified" stock options subject to the provisions of section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

            7. FORM OF AGREEMENTS WITH OPTIONEES. Each Option granted pursuant to the Plan shall be evidenced by a written option agreement (an "Option Agreement") and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Board of Directors shall provide for in such Option Agreement.

            8.    PRICE.

                  (a) The exercise price per Share purchasable under any Option granted pursuant to the Plan on the Effective Date shall be $6.00.

                  (b) The exercise price per Share purchasable under all other Options granted pursuant to the Plan shall be the Fair Market Value (as defined below) of a Share as of the date such Option is granted.







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            For purposes of the Plan, "Fair Market Value" of a Share as of any
grant date shall mean:

                        (i) the mean between the high and low sales prices of a Share as reported on the composite tape for securities traded on the New York Stock Exchange for the immediately preceding trading date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of a Share on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or if, there were no sales on such date, on the closest preceding date on which there were sales of Shares; or

                        (ii) in the event there shall be no public market for the Shares on such date, the fair market value of a Shares as determined in good faith by Board of Directors.

            9.    VESTING OF OPTIONS.


                  (a) Each Option granted to an Optionee hereunder shall vest and become exercisable on the date immediately preceding the Company's annual stockholders' meeting which first occurs after the date of grant; PROVIDED that the Optionee continues in the service of the Company as a director until such date. At any given time, the portion of the Option which has become vested and exercisable as described above (or pursuant to subsection (c) below) is hereinafter referred to as the "Vested Portion."

                  (b) If the Optionee's service with the Company is terminated for any reason, the Option shall, to the extent not then vested, be cancelled by the Company without consideration and the Vested Portion of the Option shall remain exercisable as set forth in Section 10 below.

                  (c) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control (as defined below) the Option shall to the extent not yet vested, immediately become fully vested and exercisable as of immediately prior to such Change of Control.

            For purposes of this Plan, "Change of Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") other than a disposition to a person or persons who are the "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all Shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the






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passage of time), directly or indirectly, of at least fifty percent (50%) of the combined voting power of the outstanding voting stock of the Company at the time of disposition, (ii) any person or group (other than the Company, any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all Shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office; PROVIDED that in no event shall any public offering of the Company's equity securities pursuant to an effective registration statement under the Securities Act of 1933 be deemed to constitute a Change of Control.

            10. DURATION OF OPTIONS. Notwithstanding any provision of the Plan to the contrary, the unexercised portion of any Option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (a) The expiration of ten years from the date on which such Option was granted;

                  (b) The expiration of one year from the date the Optionee's service as an Outside Director shall terminate due to death or "Disability" (as defined below);

                  (c) The expiration of six months from the date the Optionee's service as an Outside Director shall terminate due to the expiration (and non-renewal) of the term for which he was elected to serve; and

                  (d) the date the Optionee is removed as a Director or resigns as a director prior to the end of the term for which such director was elected to serve.

            For purposes of this Plan, "Disability" shall mean the Optionee becoming physically or mentally incapacitated and consequently unable, for a period of six (6) months in any twelve (12) consecutive month period, to perform his duties as a director of the Company.






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            11.   EXERCISE OF OPTIONS.

                  No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent or
(i) by exchanging Shares owned by the Optionee (which are not the subject of any pledge or other security interest and which have been owned by such Optionee for at least 6 months), (ii) subject to such rules as may be established by the Board of Directors, through delivery of irrevocable instructions to a broker to sell the Shares deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price or by a combination of the foregoing, PROVIDED that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

            12.   NONTRANSFERABILITY OF OPTIONS.

                  (a) During the Optionee's lifetime, each Option, and each right under any Option, shall be exercisable only by the Optionee, or, if permissible under applicable law, by the Optionee's legal guardian or representative.

                  (b) No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by an Optionee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

            13. SHARE CERTIFICATES. All certificates for Shares or other securities of the Company or any of its affiliates delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board of Directors may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Board of Directors may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            14. NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any of its affiliates from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of compensatory awards (subject to shareholder approval if such approval is required),






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and such arrangements may be either generally applicable or applicable only in specific cases.

            15. NO RIGHT TO CONTINUED DIRECTOR STATUS. The grant of an Option shall not be construed as giving an Optionee the right to continue to serve as an Outside Director or otherwise be retained in the employ of, or in any consulting relationship to, the Company or any of its affiliates.

            16. NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Option Agreement, no Optionee or holder or beneficiary of any Option shall have any rights as a stockholder with respect to any Shares or other securities to be distributed under the Plan until he or she has become the holder of such Shares or other securities.

            17. GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Option Agreement shall be determined in accordance with the laws of the State of Delaware.

            18. SEVERABILITY. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person, entity or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Board of Directors, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board of Directors, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person, entity or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

            19. OTHER LAWS. The Board of Directors may refuse to issue or transfer any Shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by an Optionee, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Optionee, holder or beneficiary. Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Board of Directors in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

            20. NO TRUST OR FUND CREATED. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its affiliates and an Optionee or any other person or entity. To the extent that any person acquires a right to receive






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payments from the Company or any of its affiliates pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any of its affiliates.

            21. NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Board of Directors shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

            22. HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

            23. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event that the Board of Directors determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board of Directors in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option in consideration for the cancellation of such Option.

            24. PURCHASE FOR INVESTMENT. Whether or not the Options and Shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such Shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any Shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.

            25. AMENDMENT/TERMINATION. The Plan may be terminated or amended at any time by the Board of Directors; provided, however, that (i) any such amendment shall comply with all applicable laws and applicable stock exchange listing






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requirements and (ii) no such termination or amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and provided that no termination or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to any Option previously granted under the Plan.

            26. WITHHOLDING. An Optionee may be required to pay to the Company and the Company shall have the right and is hereby authorized to withhold from the settlement of any Option granted hereunder or from any compensation or other amount owing to an Optionee the amount (in cash, Shares, other securities, or other property) of any applicable withholding taxes in respect of an Option or its exercise and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

            27. TERM OF THE PLAN.

                  (a) EFFECTIVE DATE. The Plan shall be effective as of May 14, 1997.

                  (b) EXPIRATION DATE. No Option shall be granted under the Plan after May 13, 2007. Unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option granted hereunder may, and the authority of the Board of Directors to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after May 13, 2007.